Precision Drilling Trust and Grey Wolf, Inc. Announce Merger Consideration Election
Deadline of December 19, 2008 in Connection with Proposed Merger
     Calgary, Alberta and Houston, Texas — December 15, 2008 — Precision Drilling Trust (“Precision”, TSX: PD.UN, NYSE: PDS) and Grey Wolf, Inc. (“Grey Wolf”, AMEX: GW) today announced the deadline for merger consideration elections in connection with Precision’s proposed acquisition of Grey Wolf. Grey Wolf shareholders wishing to make an election or amend their election regarding the consideration they would like to receive for their shares of Grey Wolf common stock must deliver to Computershare Trust Company, N.A, the exchange agent, a properly completed letter of transmittal and form of election by 5:00 p.m. CST on Friday, December 19, 2008, the election deadline. Each share of Grey Wolf common stock will be converted, at the holder’s option, into $9.02 in cash or 0.4225 of a Precision trust unit, subject to proration, as described in the proxy materials previously sent to Grey Wolf shareholders.
     Grey Wolf shareholders who do not properly deliver the letter of transmittal and form of election to Computershare Trust Company, N.A at the address specified therein prior to the election deadline will forfeit the right to select the form of consideration they would like to receive. If the merger is completed, such non-electing shareholders will be allocated Precision trust units and/or cash in accordance with the formulae of the merger agreement which are dependent upon all elections of other holders of Grey Wolf common stock. Completion of the merger is subject to customary closing conditions, as well as the approval of Grey Wolf shareholders at the special meeting. Closing of the merger is expected to occur promptly after the special meeting of Grey Wolf shareholders on December 23, 2008.
     Grey Wolf shareholders may obtain additional copies of the letter of transmittal and form of election by contacting Georgeson Inc., the information agent, at 1-800-561-3540.
Cautionary Statements Regarding Forward-Looking Information and Statements
Statements about Grey Wolf’s and Precision’s expectations and all other statements in this news release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Grey Wolf’s and Precision’s control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to, statements regarding the proposed merger, including whether and when the transactions contemplated by the Merger Agreement will be consummated. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are failure to receive approval of the Merger Agreement by the shareholders of Grey Wolf and satisfaction of various other conditions to the closing of the merger contemplated by the Merger Agreement.
This press release contains statements that may constitute “forward-looking information” or “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable Canadian securities legislation. This forward-looking information includes, among others, statements regarding plans and expectations, beliefs, goals and objectives and statements about possible future events. Specific forward-looking information contained in this press release includes statements regarding Precision’s proposed merger with Grey Wolf and the completion of the merger. Readers are cautioned not to place undue reliance on such forward-looking information. Forward-looking information is based on current expectations and assumptions that involve a number of risks, which could cause actual results to vary and in some instances to differ materially from those anticipated by Precision and described in the forward-looking information contained in this press release. Among the various factors that could cause results to vary materially from those indicated in the forward-looking information include failure to receive approval of the merger by Grey Wolf’s shareholders. No assurance can be given that any of the events anticipated by the forward-looking information will transpire or occur or, if any of them do so, what benefits Precision will derive therefrom.
Additional Information and Where to Find It
In connection with the proposed merger, Precision has filed a registration statement on Form F-4 which includes a proxy statement of Grey Wolf and other materials, with the Securities and Exchange Commission. SECURITYHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, THE SUPPLEMENTS THERETO AND THESE OTHER MATERIALS REGARDING THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GREY WOLF, PRECISION AND PRECISION LOBOS CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF PRECISION CREATED AS A SPECIAL-PURPOSE ACQUISITION VEHICLE, AND THE PROPOSED MERGER. Securityholders may obtain a free copy of the registration statement and the proxy statement/prospectus and other documents containing information about Grey Wolf and Precision, without charge, at the SEC’s website www.sec.gov, Precision’s website www.precisiondrilling.com and Grey Wolf’s website www.gwdrilling.com. Copies of the registration statement and the proxy statement/prospectus and the SEC filings that will be incorporated by reference therein may also be obtained for free by directing a request to either Investor Relations, Precision Drilling Trust, (403) 716-4500 or to Investor Relations, Grey Wolf, Inc., (713) 435- 6100.
Participants in the Solicitation
Grey Wolf and Precision and their respective directors, officers, trustees and other persons may be deemed to be participants in the solicitation of proxies from Grey Wolf’s shareholders in respect of the proposed merger. Information about the directors and executive officers of Grey Wolf and their ownership of Grey Wolf common stock can be found in Grey Wolf’s proxy statement filed October 29, 2008 (as supplemented from time to time, the “proxy statement/prospectus”). Information concerning the directors and executive officers of Precision is included in the proxy statement/prospectus. Additional information regarding the identity of potential participants in the solicitation of proxies in respect of the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, is also included in the proxy statement/prospectus.